UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5611

Name of Fund: MuniVest Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniVest Fund,
        Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 08/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                MuniVest Fund, Inc.

Annual Report
August 31, 2003

[LOGO] Merrill Lynch Investment Managers

MuniVest Fund, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of August 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 13.18%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities.


2       MUNIVEST FUND, INC.                     AUGUST 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. Perhaps the most significant development was the conclusion of all-out war in Iraq. Although not especially sensitive to geopolitical events, the municipal market has not been exempt from the general market excitement we have seen since fighting gave way to restructuring in Iraq.

Municipal bond yields rose and fell in response to war fears, equity market uncertainty, sub par economic growth, unemployment and deflation. By the end of August, long-term municipal revenue bond yields stood at 5.4%, as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $390 billion in new long-term tax-exempt bonds during the 12-month period ended August 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MUNIVEST FUND, INC.                     AUGUST 31, 2003                3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was able to successfully weather bouts of excessive interest rate volatility during the fiscal year and outperform its Lipper category.

Discuss the recent market environment relative to municipal bonds.

During the past 12 months, long-term fixed income bond yields generally rose. For the first eight months of the period, bond yields traded in a relatively broad range. Volatile equity markets, concerns over the Iraq conflict and a sub par economic recovery, particularly weak employment trends, all combined to foster a generally benign fixed income environment. By the end of April 2003, long-term U.S. Treasury bond yields had declined approximately 20 basis points (.20%) to 4.77%. Weaker economic activity and continued reductions in short-term interest rates by the Federal Reserve Board pushed bond yields even lower in May and June to 4.17%. Bond yields rose dramatically in July and August in response to stronger-than-expected domestic economic growth and a consensus that the Federal Reserve Board had finished lowering interest rates to revive economic activity. At the end of August 2003, long-term U.S. Treasury yields stood at 5.22%, an increase of approximately 30 basis points over the past year.

Long-term tax-exempt bond yields also rose over the 12 months, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide geopolitical pressures on a daily and weekly basis. By the end of August, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.40%, an increase of 15 basis points during the past year. During the 12-month period, the rise in tax-exempt bond yields has been approximately half that seen in their taxable counterparts.

The municipal market's outperformance of the U.S. Treasury market during the period has been especially impressive given the dramatic increase in new bond issuance. Over the past 12 months, municipalities have issued more than $390 billion in new securities, an increase of nearly 20% versus last year's issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. Historically low interest rates over the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-couponed issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of August 2003, long-term tax-exempt bond yields were 90% - 94% of comparable U.S. Treasury issues, well in excess of their recent historic average of 85% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance. Looking ahead, while many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressure, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended August 31, 2003, the Common Stock of MuniVest Fund, Inc. had a net annualized yield of 6.62%, based on a year-end per share net asset value of $9.54 and $.632 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.79%, based on a change in per share net asset value from $9.76 to $9.54, and assuming reinvestment of $.629 per share ordinary income dividends.

For the six-month period ended August 31, 2003, the total investment return on the Fund's Common Stock was +.18%, based on a change in per share net asset value from $9.86 to $9.54, and assuming reinvestment of $.318 per share ordinary income dividends.

For the six-month period ended August 31, 2003, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, .98%; Series B, .89%; Series C, .85%; Series D, 1.04%; and Series E, .93%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's


4       MUNIVEST FUND, INC.                     AUGUST 31, 2003

Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

Over the past 12 months, the Fund outperformed its Lipper category of General Municipal Debt Funds (Leveraged), which had an average return of +3.26% for the period. We established a neutral posture with respect to interest rates in 2002 and early 2003, and maintained that stance through the middle of the year. We believe this positioning helped insulate the Fund from much of the interest rate volatility experienced during the past six months. Our strategy of enhancing yield by increasing the Fund's exposure to lower-rated investment-grade issues also was beneficial to total return performance, as these issues helped to increase the Fund's investment income stream. In addition, these lower-rated issues have exhibited less price volatility than many general market issues in recent months, which also served to enhance performance.

What changes were made to the portfolio during the period?

In April and May, as market yields declined in response to weak economic growth and the possibility of additional short-term interest rate changes by the Federal Reserve Board, we adopted a slightly more defensive strategy, further reducing the portfolio's interest rate sensitivity by lowering the Fund's average maturity. This defensive positioning resulted in relative outperformance as interest rates rose dramatically in July and August. We also continued to add higher-yielding instruments to the portfolio whenever they were attractively priced in an effort to help the Fund maintain its favorable dividend yield in the coming months.

In terms of leverage, the Fund's borrowing costs remained in the low 1% range during the period. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period with a neutral to slightly defensive posture with respect to future interest rate movements. We continue to favor more defensive, higher-couponed issues over the more interest-rate-sensitive securities. At the close of the period, the Fund had modest cash reserves of about 4%.

Overall, the Fund is structured to perform better in stable or rising interest rate environments. If yields decline to the recent lows seen in June, we would expect to adopt a much stronger defensive strategy.

Fred K. Stuebe
Vice President and Portfolio Manager

September 9, 2003


        MUNIVEST FUND, INC.                     AUGUST 31, 2003                5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Alabama--4.9%         BBB       NR*      $ 2,550   Camden, Alabama, IDB, Exempt Facilities Revenue Bonds (Weyerhaeuser
                                                   Company), Series A, 6.125% due 12/01/2024                               $  2,564
                      -------------------------------------------------------------------------------------------------------------
                                                   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                   (Champion International Corporation Project), AMT:
                      BBB       Baa2       5,000       7% due 6/01/2022                                                       5,074
                      BBB       Baa2       7,500       Series A, 6.50% due 9/01/2025                                          7,674
                      -------------------------------------------------------------------------------------------------------------
                                                   Huntsville, Alabama, Health Care Authority Revenue Bonds:
                      NR*       A2         3,500       Series A, 5.75% due 6/01/2031                                          3,521
                      NR*       A2         5,000       Series B, 5.75% due 6/01/2032                                          5,033
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2       5,000   Selma, Alabama, IDB, Environmental Improvement Revenue Refunding
                                                   Bonds (International Paper Company Project), Series B, 5.50%
                                                   due 5/01/2020                                                              4,925
-----------------------------------------------------------------------------------------------------------------------------------
Alaska--1.4%                                       Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                      AAA       Aaa        3,575       6% due 2/01/2014                                                       4,004
                      AAA       Aaa        3,830       6% due 2/01/2016                                                       4,283
-----------------------------------------------------------------------------------------------------------------------------------
California--8.1%                                   California State, GO, Refunding:
                      BBB       A3         4,160       5.125% due 2/01/2028                                                   3,991
                      BBB       A3         6,450       5.25% due 2/01/2028                                                    6,314
                      BBB       A3         8,445       5.25% due 2/01/2033                                                    8,210
                      -------------------------------------------------------------------------------------------------------------
                      A-        A3         5,800   California Statewide Communities Development Authority, Health
                                                   Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                                   due 10/01/2023                                                             6,027
                      -------------------------------------------------------------------------------------------------------------
                      A1+       A2         7,000   Chula Vista, California, IDR, Refunding (San Diego Gas &
                                                   Electric Co.), AMT, Series A, 6.75% due 3/01/2023                          7,061
                      -------------------------------------------------------------------------------------------------------------
                                                   Golden State Tobacco Securitization Corporation of California,
                                                   Tobacco Settlement Revenue Bonds:
                      BBB       Baa2       1,500       Series A-2, 7.90% due 6/01/2042                                        1,430
                      BBB       Baa2       5,585       Series A-3, 7.875% due 6/01/2042                                       5,310
                      BBB       Baa2       2,250       Series A-4, 7.80% due 6/01/2042                                        2,120
                      -------------------------------------------------------------------------------------------------------------
                                                   San Diego, California, Unified School District, GO (Election 1998),
                                                   Series E (i):
                      AAA       Aaa        1,000       5% due 7/01/2026                                                         989
                      AAA       Aaa        1,200       5% due 7/01/2028                                                       1,183
                      -------------------------------------------------------------------------------------------------------------
                                                   University of California, General Revenue Bonds, Series A (h):
                      AAA       Aaa        1,500       5% due 5/15/2028                                                       1,479
                      AAA       Aaa        3,250       5% due 5/15/2033                                                       3,191
-----------------------------------------------------------------------------------------------------------------------------------
Colorado--2.5%                                     Arapahoe County, Colorado, School District Number 005, GO
                                                   (Cherry Creek):
                      AA        Aa2        5,750       6% due 12/15/2013                                                      6,576
                      AA        Aa2        4,165       6% due 12/15/2014                                                      4,749
                      -------------------------------------------------------------------------------------------------------------
                                                   Colorado HFA Revenue Refunding Bonds (S/F Program), AMT,
                                                   Senior-Series A-2:
                      NR*       Aa2        2,235       6.60% due 5/01/2028                                                    2,337
                      NR*       Aa2        1,005       7.50% due 4/01/2031                                                    1,056
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut--0.5%     BBB-      NR*        2,810   Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                                   Improvement Revenue Refunding Bonds (Priority Distribution), 6.25%
                                                   due 1/01/2031                                                              2,889

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family


6       MUNIVEST FUND, INC.                     AUGUST 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount  Municipal Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
Georgia--4.2%                                     Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                      A         A2       $   250       Series W, 6.60% due 1/01/2018 (e)                                   $    303
                      A         A2         4,600       Series W, 6.60% due 1/01/2018                                          5,468
                      A         A2           250       Series Y, 10% due 1/01/2010 (e)                                          341
                      -------------------------------------------------------------------------------------------------------------
                                                   Georgia State, GO, Series F:
                      AAA       Aaa        6,400       6.50% due 12/01/2006                                                   7,312
                      AAA       Aaa        5,000       6.50% due 12/01/2007                                                   5,817
                      -------------------------------------------------------------------------------------------------------------
                      A         A3         4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                   (Oglethorpe Power Corporation--Scherer), Series A, 6.80%
                                                   due 1/01/2011                                                              5,531
-----------------------------------------------------------------------------------------------------------------------------------
Idaho--0.7%           NR*       Aaa        1,895   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                   Series E-2, 6.90% due 1/01/2027                                            2,023
                      -------------------------------------------------------------------------------------------------------------
                      BB+       Ba3        2,250   Power County, Idaho, Industrial Development Corporation, Solid Waste
                                                   Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%
                                                   due 8/01/2032                                                              1,934
-----------------------------------------------------------------------------------------------------------------------------------
Illinois--19.5%       AAA       Aaa        3,005   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), Series A,
                                                   6% due 1/01/2016 (f)                                                       3,376
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,000   Chicago, Illinois, O'Hare International Airport, General Airport
                                                   Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.75%
                                                   due 1/01/2019 (c)                                                          5,242
                      -------------------------------------------------------------------------------------------------------------
                                                   Chicago, Illinois, O'Hare International Airport Revenue Bonds, AMT:
                      AAA       Aaa       11,200       (Airport Third Lien), Series B-2, 6% due 1/01/2029 (n)                11,835
                      AAA       NR*        8,540       Series 368, DRIVERS, 10.78% due 7/01/2011 (j)                          9,635
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*        7,000   Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                   Bonds, DRIVERS, AMT, Series 253, 10.298% due 1/01/2020 (c)(j)              7,698
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa          365   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7%
                                                   due 3/01/2032 (b)(d)(l)                                                      379
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,000   Cook County, Illinois, Community High School District Number 219,
                                                   Niles Township, GO, 6% due 12/01/2017 (f)                                  5,630
                      -------------------------------------------------------------------------------------------------------------
                      BBB       A3        10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                                   Biosolids Management LLC Project), AMT, 6% due 11/01/2023                 10,083
                      -------------------------------------------------------------------------------------------------------------
                      BBB       NR*        2,140   Illinois Development Finance Authority Revenue Bonds (Community
                                                   Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022          2,176
                      -------------------------------------------------------------------------------------------------------------
                      NR*       NR*        2,500   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                                   (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)              2,561
                      -------------------------------------------------------------------------------------------------------------
                      A+        A1         7,000   Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5, 6.75%
                                                   due 9/01/2023                                                              7,339
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Ba3        2,650   Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                                   Hospital Project), 6.70% due 3/01/2014                                     1,838
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        2,500   Kane, Cook and Du Page Counties, Illinois, School District 46, Elgin,
                                                   GO, 6.375% due 1/01/2019 (i)                                               2,882
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        5,245   Kane and De Kalb Counties, Illinois, Community Unit School District
                                                   Number 302, GO, DRIVERS, Series 283, 10.34% due 2/01/2018 (f)(j)           6,256
                      -------------------------------------------------------------------------------------------------------------
                                                   Mc Lean and Woodford Counties, Illinois, Community Unit, School
                                                   District Number 005, GO, Refunding (i):
                      NR*       Aaa        5,000       6.25% due 12/01/2014                                                   5,795
                      NR*       Aaa        4,000       6.375% due 12/01/2016                                                  4,677
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*        9,275   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                   Tax Revenue Refunding Bonds, DRIVERS, Series 269, 10.35%
                                                   due 6/15/2023 (c)(j)                                                      10,773
                      -------------------------------------------------------------------------------------------------------------
                                                   Regional Transportation Authority, Illinois, Revenue Bonds:
                      AAA       Aaa        3,500       Series A, 7.20% due 11/01/2020 (h)                                     4,480
                      AAA       Aaa        4,000       Series C, 7.75% due 6/01/2020 (f)                                      5,353
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        3,000   Will County, Illinois, Environmental Revenue Bonds (Mobil Oil
                                                   Refining Corporation Project), AMT, 6.40% due 4/01/2026                    3,297
                      -------------------------------------------------------------------------------------------------------------
                                                   Will County, Illinois, School District Number 122, GO, Series A (i):
                      NR*       Aaa        1,000       6.50% due 11/01/2013                                                   1,171
                      NR*       Aaa        1,375       6.50% due 11/01/2015                                                   1,611


        MUNIVEST FUND, INC.                     AUGUST 31, 2003                7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                          Value
-----------------------------------------------------------------------------------------------------------------------------------
Indiana--8.0%         BBB       Baa1     $ 1,700   Fort Wayne, Indiana, PCR, Refunding (General Motors Corporation
                                                   Project), 6.20% due 10/15/2025                                          $  1,744
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*        5,250   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                   Series A, 6.75% due 2/01/2017                                              5,708
                      -------------------------------------------------------------------------------------------------------------
                      AA-       A1         6,500   Indiana Health Facility Financing Authority, Hospital Revenue
                                                   Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                   due 2/15/2021                                                              6,839
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        4,290   Indiana State HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                   6.80% due 1/01/2017 (k)                                                    4,338
                      -------------------------------------------------------------------------------------------------------------
                      AA        NR*        8,195   Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                   Series A, 6.80% due 12/01/2016                                             9,976
                      -------------------------------------------------------------------------------------------------------------
                      AA        NR*       15,335   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                   Refunding Bonds, Series D, 6.75% due 2/01/2014                            18,321
-----------------------------------------------------------------------------------------------------------------------------------
Kansas--0.7%          NR*       Aaa        3,835   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds
                                                   (Mortgage-Backed Securities Program), AMT, Series A-4, 5.95%
                                                   due 12/01/2033 (b)(d)                                                      4,097
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana--2.7%       BBB       Baa2       4,000   De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                   Refunding Bonds (International Paper Co. Project), AMT, Series B,
                                                   6.55% due 4/01/2019                                                        4,151
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa       10,000   Louisiana Local Government, Environmental Facilities, Community
                                                   Development Authority Revenue Bonds (Capital Projects and Equipment
                                                   Acquisition), Series A, 6.30% due 7/01/2030 (h)                           11,546
-----------------------------------------------------------------------------------------------------------------------------------
Maine--0.2%           AAA       Aaa          940   Maine State Housing Authority, Mortgage Purchase Revenue Refunding
                                                   Bonds, AMT, Series B-2, 6.45% due 11/15/2026 (h)                             975
-----------------------------------------------------------------------------------------------------------------------------------
Maryland--0.7%        NR*       Aa2        4,100   Maryland State Community Development Administration, Department of
                                                   Housing and Community Development Revenue Refunding Bonds (S/F
                                                   Program), AMT, Fifth Series, 6.75% due 4/01/2026                           4,207
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts--7.8%   AAA       AAA        2,035   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                                   9.25% due 1/01/2011 (e)                                                    2,719
                      -------------------------------------------------------------------------------------------------------------
                      AA        Aa2        3,010   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                   (General Transportation System), Series A, 7% due 3/01/2019                3,753
                      -------------------------------------------------------------------------------------------------------------
                      AA        Aa3       30,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                   6.50% due 7/15/2019                                                       35,492
                      -------------------------------------------------------------------------------------------------------------
                                                   Massachusetts State Water Resource Authority, Revenue Refunding
                                                   Bonds, Series A (f):
                      AAA       Aaa        1,000       6% due 8/01/2014                                                       1,135
                      AAA       Aaa        2,480       6% due 8/01/2017                                                       2,798
-----------------------------------------------------------------------------------------------------------------------------------
Michigan--5.8%        BBB       Baa2       7,695   Delta County, Michigan, Economic Development Corporation,
                                                   Environmental Improvement Revenue Refunding Bonds (Mead
                                                   Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                          7,828
                      -------------------------------------------------------------------------------------------------------------
                                                   Macomb County, Michigan, Hospital Finance Authority, Hospital
                                                   Revenue Bonds (Mount Clemens General Hospital), Series B:
                      BBB-      NR*        3,715       5.75% due 11/15/2025                                                   3,506
                      BBB-      NR*        5,250       5.875% due 11/15/2034                                                  4,939
                      -------------------------------------------------------------------------------------------------------------
                                                   Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                      AAA       Aaa        3,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (a)(c)      3,548
                      AAA       Aa2       10,390       (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (a)        12,289
                      B         Ba1        1,300       (Detroit Medical Center Obligation Group), Series A, 6.25%
                                                       due 8/15/2013                                                            990
                      NR*       Ba3        1,000       (Sinai Hospital), 6.70% due 1/01/2026                                    711
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota--2.3%       NR*       A3         7,235   Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina
                                                   Health System), Series A, 5.75% due 11/15/2032                             7,385
                      -------------------------------------------------------------------------------------------------------------
                                                   Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                      AA+       Aa1        1,315       AMT, Series L, 6.70% due 7/01/2020                                     1,346
                      AA+       Aa1        1,795       AMT, Series M, 6.70% due 7/01/2026                                     1,837
                      AA+       Aa1        1,265       Series H, 6.70% due 1/01/2018                                          1,295
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        1,405   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                                   Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)        1,596


8       MUNIVEST FUND, INC.                     AUGUST 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi--4.9%                                  Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
                                                   (Weyerhaeuser Company Project):
                      BBB       Baa2     $ 3,650       Series A, 6.80% due 4/01/2022                                       $  4,053
                      BBB       Baa2       4,000       Series B, 6.70% due 4/01/2022                                          4,396
                      -------------------------------------------------------------------------------------------------------------
                      BBB-      Ba1       20,705   Mississippi Business Finance Corporation, Mississippi, PCR,
                                                   Refunding (System Energy Resources Inc. Project), 5.875%
                                                   due 4/01/2022                                                             20,302
-----------------------------------------------------------------------------------------------------------------------------------
Missouri--0.6%        BBB+      Baa1       2,600   Missouri State Development Finance Board, Infrastructure Facilities
                                                   Revenue Bonds (Branson), Series A, 5.50% due 12/01/2032                    2,548
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*        1,010   Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                   Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)          1,068
-----------------------------------------------------------------------------------------------------------------------------------
Montana--0.6%         BBB+      Baa2       3,500   Forsyth Mont, Oregon, PCR, Refunding (Portland), Series A, 5.20%
                                                   due 5/01/2033                                                              3,512
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska--0.3%        AAA       NR*        1,455   Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                   AMT, Series C, 6.30% due 9/01/2028 (b)(d)(l)                               1,497
-----------------------------------------------------------------------------------------------------------------------------------
Nevada--2.6%          AAA       Aaa        6,700   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                                   6.70% due 6/01/2022 (f)                                                    6,902
                      -------------------------------------------------------------------------------------------------------------
                      AA        Aa2        1,600   Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014                  1,807
                      -------------------------------------------------------------------------------------------------------------
                                                   Nevada Housing Division Revenue Bonds (Multi-Unit Housing), AMT (b):
                      AAA       NR*        3,475       (Arville Electric Project), 6.60% due 10/01/2023                       3,592
                      AAA       Aa2        1,235       Issue B, 7.45% due 10/01/2017                                          1,279
                      -------------------------------------------------------------------------------------------------------------
                                                   Nevada Housing Division Revenue Bonds (S/F Program), AMT (k):
                      AAA       Aaa        1,165       Senior-Series E, 7% due 10/01/2019                                     1,193
                      NR*       Aa2          645       Series A, 6.55% due 10/01/2012                                           657
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey--5.0%      AAA       Aaa        1,695   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                   Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (c)                     1,752
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        6,500   New Jersey State Transit Corporation, COP (Federal Transit
                                                   Administration Grants), Series A, 6% due 9/15/2009 (a)(h)                  7,566
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        8,000   New Jersey State Transportation Trust Fund Authority, Transportation
                                                   System, Revenue Refunding Bonds, Series B, 6% due 12/15/2011 (a)(c)        9,335
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2      12,750   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                   Bonds, 7% due 6/01/2041                                                   10,843
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.5%      BBB-      Baa3       3,300   Farmington, New Mexico, PCR, Refunding (Public Service Company--San
                                                   Juan Project), Series A, 5.80% due 4/01/2022                               3,201
-----------------------------------------------------------------------------------------------------------------------------------
New York--6.7%        NR*       Aa2        7,875   New York City, New York, City Transitional Finance Authority Revenue
                                                   Bonds, RIB, Series 283, 11.33% due 11/15/2015 (j)                         10,269
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        8,000   New York City, New York, GO, Refunding, Series A, 6.375% due
                                                   5/15/2014 (f)                                                              9,226
                      -------------------------------------------------------------------------------------------------------------
                                                   New York City, New York, GO, Series I:
                      AAA       Aaa          280       6.25% due 4/15/2007 (a)                                                  321
                      AAA       Aaa        2,060       6.25% due 4/15/2017                                                    2,304
                      AAA       Aaa          870       6.25% due 4/15/2027                                                      973
                      -------------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority Revenue Refunding Bonds:
                      BB        Ba1        1,000       (Mount Sinai Health), Series A, 6.50% due 7/01/2025                    1,008
                      AAAr      NR*       11,875       RIB, Series 305, 10.86% due 5/15/2015 (c)(j)                          14,975
-----------------------------------------------------------------------------------------------------------------------------------
Oregon--1.1%          NR*       Aaa        2,000   Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                                   Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)                 2,235
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa        3,305   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 10.31%
                                                   due 8/01/2020 (f)(j)                                                       3,928
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--3.6%    AAA       Aaa        2,440   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                   Capital Acquisition, 6.125% due 12/15/2010 (a)(c)                          2,863
                      -------------------------------------------------------------------------------------------------------------
                      A         NR*        4,000   Pennsylvania State Higher Educational Facilities Authority Revenue
                                                   Bonds (University of Pennsylvania Medical Center Health System),
                                                   Series A, 6% due 1/15/2031                                                 4,141


        MUNIVEST FUND, INC.                     AUGUST 31, 2003                9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                       Philadelphia, Pennsylvania, Authority for Industrial Development,
(concluded)                                        Senior Living Revenue Bonds:
                      NR*       Baa2     $ 1,000       (Arbor House Inc. Project), Series E, 6.10% due 7/01/2033           $    958
                      NR*       Baa2       1,355       (Rieder House Project), Series A, 6.10% due 7/01/2033                  1,298
                      -------------------------------------------------------------------------------------------------------------
                      A-        NR*        8,700   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                                   (Guthrie Health), Series A, 5.875% due 12/01/2031                          8,699
                      -------------------------------------------------------------------------------------------------------------
                                                   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                                   Refunding Bonds (Guthrie Healthcare System), Series A:
                      A-        NR*        1,750       6.25% due 12/01/2018                                                   1,846
                      A-        NR*        1,000       5.75% due 12/01/2021                                                   1,001
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--0.9%     BBB+      Baa3       5,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                   Revenue Bonds, Series E, 5.75% due 8/01/2030                               5,232
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina--2.7%  BBB+      Baa2       2,450   Medical University, South Carolina, Hospital Authority, Hospital
                                                   Facility Revenue Refunding Bonds, 6.50% due 8/15/2032                      2,532
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2       5,000   Richland County, South Carolina, Environmental Improvement Revenue
                                                   Refunding Bonds (International Paper), AMT, 6.10% due 4/01/2023            5,113
                      -------------------------------------------------------------------------------------------------------------
                      A-        A3         6,200   South Carolina Jobs, EDA, Economic Development Revenue Refunding
                                                   Bonds (Bon Secours Health System Inc.), Series A, 5.625%
                                                   due 11/15/2030                                                             6,127
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2       2,000   York County, South Carolina, Industrial Revenue Bonds (Hoechst
                                                   Celanese Corporation), AMT, 5.70% due 1/01/2024                            1,855
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.5%       BB+       Ba1        2,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                   Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                    1,976
                      -------------------------------------------------------------------------------------------------------------
                      A-        Baa1       6,500   Shelby County, Tennessee, Health, Educational and Housing Facility
                                                   Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                                   6.50% due 9/01/2026                                                        6,914
-----------------------------------------------------------------------------------------------------------------------------------
Texas--21.9%                                       Austin, Texas, Convention Center Revenue Bonds (Convention
                                                   Enterprises Inc.):
                      BBB-      Baa3       6,000       First Tier, Series A, 6.70% due 1/01/2028                              6,189
                      BBB-      Baa3       1,175       First Tier, Series A, 6.70% due 1/01/2032                              1,199
                      A+        Aa3        6,500       Trust Certificates, Second Tier, Series B, 6% due 1/01/2023            6,850
                      -------------------------------------------------------------------------------------------------------------
                                                   Brazos River Authority, Texas, PCR, Refunding, AMT:
                      BBB       Baa2       3,055       (Texas Utility Company), Series A, 7.70% due 4/01/2033                 3,360
                      BBB       Baa2      12,300       (Utilities Electric Company), Series B, 5.05% due 6/01/2030           12,705
                      -------------------------------------------------------------------------------------------------------------
                                                   Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                                   Electric Company Project), AMT:
                      BBB       Baa2       3,000       Series B, 5.40% due 5/01/2029                                          3,121
                      BBB       Baa2       2,415       Series D, 4.25% due 5/01/2033                                          2,420
                      -------------------------------------------------------------------------------------------------------------
                      A-        A3        11,460   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                   Environmental Revenue Refunding Bonds (Dow Chemical Company
                                                   Project), AMT, Series A-7, 6.625% due 5/15/2033                           11,937
                      -------------------------------------------------------------------------------------------------------------
                      AA+       Aa1        5,000   Fort Worth, Texas, Certificates of Obligation, GO, 6.25%
                                                   due 3/01/2021                                                              5,309
                      -------------------------------------------------------------------------------------------------------------
                      AA        NR*        3,000   Gregg County, Texas, Health Facilities Development Corporation,
                                                   Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                                   6.875% due 10/01/2020 (g)                                                  3,453
                      -------------------------------------------------------------------------------------------------------------
                      AA-       Aa3       10,250   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                   Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                                   Company Project), AMT, 6.40% due 4/01/2026                                10,649
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2       4,000   Gulf Coast, Texas, IDA (Champion International Corp.), Refunding,
                                                   7.125% due 4/01/2010                                                       4,071
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2       3,000   Gulf Coast, Texas, Waste Disposal Authority Revenue Refunding Bonds
                                                   (International Paper Company), AMT, Series A, 6.10% due 8/01/2024          2,968
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,500   Harris County, Houston, Texas, Sports Authority Revenue Refunding
                                                   Bonds, Senior Lien, Series G, 5.75% due 11/15/2020 (c)                     5,978
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aa3       10,385   Harris County, Texas, Health Facilities Development Corporation
                                                   Revenue Refunding Bonds, RITR, Series 6, 9.995% due 12/01/2027 (e)(j)     12,190
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Baa3       1,800   Houston, Texas, Industrial Development Corporation Revenue Bonds
                                                   (Air Cargo), AMT, 6.375% due 1/01/2023                                     1,820
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        2,030   Mansfield, Texas, Independent School District, GO, Refunding, 6.625%
                                                   due 2/15/2015                                                              2,332


10      MUNIVEST FUND, INC.                     AUGUST 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Texas                 NR*       Aaa      $ 5,225   Midway, Texas, Independent School District, GO, Refunding, 6.125%
(concluded)                                        due 8/15/2014                                                           $  5,924
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2       5,400   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                   Project), Series A, 6.45% due 11/01/2030                                   5,602
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2       5,000   Red River Authority, Texas, PCR, Refunding (Celanese Project), AMT,
                                                   Series B, 6.70% due 11/01/2030                                             5,193
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aa1        6,250   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series
                                                   469x, 10.38% due 2/01/2014 (j)                                             7,952
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Baa3       1,750   Texas State Student Housing Corporation, Student Housing Revenue
                                                   Bonds (Midwestern State University Project), 6.50% due 9/01/2034           1,659
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,605   Travis County, Texas, Health Facilities Development Corporation,
                                                   Revenue Refunding Bonds (Ascension Health Credit), Series A, 6.25%
                                                   due 11/15/2009 (a)(c)                                                      5,465
-----------------------------------------------------------------------------------------------------------------------------------
Vermont--0.2%         BBB+      NR*        1,000   Vermont Educational and Health Buildings Financing Agency,
                                                   Developmental and Mental Health Revenue Bonds (Howard Center for
                                                   Human Services), Series A, 6.375% due 6/15/2022                            1,014
-----------------------------------------------------------------------------------------------------------------------------------
Virgin Islands--1.4%  BBB-      Baa3       8,000   Virgin Islands Government Refinery Facilities Revenue Bonds
                                                   (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                          7,937
-----------------------------------------------------------------------------------------------------------------------------------
Virginia--1.7%        BBB+      A3         1,425   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                                   Power Company), Series A, 5.875% due 6/01/2017                             1,464
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa2       1,500   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                   Revenue Bonds (Union Camp Corporation Project), AMT, 6.55%
                                                   due 4/01/2024                                                              1,538
                      -------------------------------------------------------------------------------------------------------------
                      BBB-      Baa3       1,750   Mecklenburg County, Virginia, IDA, Exempt Facility Revenue
                                                   Refunding Bonds (UAE LP Project), 6.50% due 10/15/2017                     1,765
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        5,175   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                                   Sub-Series J-1, 5.20% due 7/01/2019 (c)                                    5,234
-----------------------------------------------------------------------------------------------------------------------------------
Washington--10.6%                                  Energy Northwest, Washington, Electric Revenue Refunding Bonds,
                                                   DRIVERS (j):
                      AAA       NR*        5,330       Series 248, 10.34% due 7/01/2018 (c)                                   6,300
                      AAA       NR*        3,510       Series 255, 10.83% due 7/01/2018 (h)                                   4,292
                      AAA       NR*        7,350       Series 256, 10.84% due 7/01/2017 (c)                                   9,067
                      -------------------------------------------------------------------------------------------------------------
                      NR*       NR*        2,500   Seattle, Washington, Housing Authority, Housing Revenue Bonds
                                                   (Replacement Housing Project), 6.125% due 12/01/2032                       2,461
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        2,230   Vancouver, Washington, Water and Sewer Revenue Bonds, 6%
                                                   due 6/01/2014 (f)                                                          2,521
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        8,100   Washington State, GO, Trust Receipts, Class R, Series 6, 10.745%
                                                   due 1/01/2014 (h)(i)(j)                                                    9,994
                      -------------------------------------------------------------------------------------------------------------
                                                   Washington State Public Power Supply System, Revenue Refunding Bonds
                                                   (Nuclear Project Number 1):
                      AA-       Aa1        1,185       Series A, 7% due 7/01/2008 (e)                                         1,416
                      AA-       Aa1        1,815       Series A, 7% due 7/01/2008                                             2,134
                      AA-       Aa1        4,730       Series B, 7.25% due 7/01/2009 (e)                                      5,793
                      AA-       Aa1          270       Series B, 7.25% due 7/01/2009                                            313
                      AA-       Aa1       14,320       Series B, 7.125% due 7/01/2016                                        17,740
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.9%       NR*       Baa3       1,650   Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50%
                                                   due 1/01/2025                                                              1,658
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aa2        5,000   Wisconsin State Health and Educational Facilities Authority,
                                                   Mortgage Revenue Bonds (Hudson Memorial Hospital), 5.70%
                                                   due 1/15/2029 (k)                                                          5,050
                      -------------------------------------------------------------------------------------------------------------
                      BBB+      NR*        4,540   Wisconsin State Health and Educational Facilities Authority
                                                   Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                      4,466
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming--2.1%                                      Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                   (FMC Corporation Project), AMT:
                      BB+       Ba3        5,425       Series A, 7% due 6/01/2024                                             5,160
                      BB+       Ba3        7,475       Series B, 6.90% due 9/01/2024                                          7,031
                      -------------------------------------------------------------------------------------------------------------
                                                   Total Municipal Bonds (Cost--$778,547)--140.8%                           823,866
                      =============================================================================================================


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                        Shares
                                        Held     Short-Term Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                                        23,358   Merrill Lynch Institutional Tax-Exempt Fund (m)                           $ 23,358
                      -------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Securities (Cost--$23,358)--4.0%                           23,358
-----------------------------------------------------------------------------------------------------------------------------------
                      Total Investments (Cost--$801,905)--144.8%                                                            847,224

                      Unrealized Appreciation on Forward Interest Rate Swaps**--0.1%                                            482

                      Other Assets Less Liabilities--2.1%                                                                    12,357

                      Preferred Stock at Redemption Value--(47.0%)                                                         (275,041)
                                                                                                                           --------
                      Net Assets Applicable to Common Stock--100.0%                                                        $585,022
                                                                                                                           ========

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2003.
(k)   FHA Insured.
(l)   FHLMC Collateralized.
(m) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                                  12,928          $  164
      --------------------------------------------------------------------------

(n)   XL Capital Insured.
*     Not Rated.
** Forward interest rate swaps entered into as of August 31, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate of 3.603%
      Broker, J.P. Morgan Chase
        Expires, October 2013                           22,500        $567
      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate of 3.998%
      Broker, J.P. Morgan Chase
        Expires, November 2013                          24,500        $(85)
      --------------------------------------------------------------------------

+     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.


12      MUNIVEST FUND, INC.                     AUGUST 31, 2003

Statement of Net Assets

As of August 31, 2003

------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$801,904,943) ...............                    $847,224,425
                   Cash ................................................................                           1,828
                   Unrealized appreciation on forward interest rate swaps ..............                         481,537
                   Receivables:
                      Interest .........................................................    $ 13,123,656
                      Securities sold ..................................................       4,751,202
                      Dividends from affiliates ........................................             467      17,875,325
                                                                                            ------------
                   Prepaid expenses ....................................................                          11,473
                                                                                                            ------------
                   Total assets ........................................................                     865,594,588
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased .............................................       4,664,638
                      Dividends to Common Stock shareholders ...........................         447,522
                      Investment adviser ...............................................         287,485
                      Other affiliates .................................................           8,219       5,407,864
                                                                                            ------------
                   Accrued expenses ....................................................                         123,401
                                                                                                            ------------
                   Total liabilities ...................................................                       5,531,265
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
Preferred Stock
------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.025 per share;
                     10,000,000 shares authorized (2,000 Series A shares, 2,000
                     Series B shares, 2,000 Series C shares, 2,000 Series D shares, and 3,000 Series E shares of AMPS* issued and outstanding at
                     $25,000 per share liquidation preference) .........................                     275,040,940
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock ...............................                    $585,022,383
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------
Analysis of Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share; 150,000,000 shares authorized
                     (61,346,288 shares issued and outstanding) ........................                    $  6,134,629
                   Paid-in capital in excess of par ....................................                     565,202,625
                   Undistributed investment income--net ................................    $  9,049,814
                   Accumulated realized capital losses on investments--net .............     (41,165,704)
                   Unrealized appreciation on investments--net .........................      45,801,019
                                                                                            ------------
                   Total accumulated earnings--net .....................................                      13,685,129
                                                                                                            ------------
                   Total--Equivalent to $9.54 net asset value per share of Common Stock
                   (market price--$8.80) ...............................................                    $585,022,383
                                                                                                            ============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended August 31, 2003

----------------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------------
                   Interest ..............................................                    $ 49,592,196
                   Dividends from affiliates .............................                         163,503
                                                                                              ------------
                   Total income ..........................................                      49,755,699
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Expenses
----------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..............................    $ 4,371,765
                   Commission fees .......................................        705,984
                   Accounting services ...................................        256,811
                   Transfer agent fees ...................................        115,162
                   Professional fees .....................................         72,871
                   Printing and shareholder reports ......................         51,245
                   Custodian fees ........................................         44,121
                   Directors' fees and expenses ..........................         35,248
                   Pricing fees ..........................................         28,664
                   Listing fees ..........................................         24,912
                   Other .................................................         49,224
                                                                              -----------
                   Total expenses before reimbursement ...................      5,756,007
                   Reimbursement of expenses .............................        (33,163)
                                                                              -----------
                   Total expenses after reimbursement ....................                       5,722,844
                                                                                              ------------
                   Investment income--net ................................                      44,032,855
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss) on Investments--Net
----------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .....................                       8,263,901
                   Change in unrealized appreciation on investments--net .                     (24,459,149)
                                                                                              ------------
                   Total realized and unrealized loss on investments--net                      (16,195,248)
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------
                   Investment income--net ................................                      (3,044,590)
                                                                                              ------------
                   Net Increase in Net Assets Resulting from Operations ..                    $ 24,793,017
                                                                                              ============

      See Notes to Financial Statements.


14      MUNIVEST FUND, INC.                     AUGUST 31, 2003

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                   August 31,
                                                                                         -------------------------------
Increase (Decrease) in Net Assets:                                                            2003              2002
------------------------------------------------------------------------------------------------------------------------
Operations
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................    $  44,032,855     $  42,636,442
                   Realized gain (loss) on investments--net .........................        8,263,901        (1,245,383)
                   Change in unrealized appreciation on investments--net ............      (24,459,149)        1,958,639
                   Dividends to Preferred Stock shareholders ........................       (3,044,590)       (4,354,450)
                                                                                         -------------------------------
                   Net increase in net assets resulting from operations .............       24,793,017        38,995,248
                                                                                         -------------------------------
------------------------------------------------------------------------------------------------------------------------
Dividends to Common Stock Shareholders
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................      (38,586,815)      (36,086,954)
                                                                                         -------------------------------
                   Net decrease in net assets resulting from dividends
                   to Common Stock shareholders .....................................      (38,586,815)      (36,086,954)
                                                                                         -------------------------------
------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock      (13,793,798)        2,908,294
                   Beginning of year ................................................      598,816,181       595,907,887
                                                                                         -------------------------------
                   End of year* .....................................................    $ 585,022,383     $ 598,816,181
                                                                                         ===============================
                      * Undistributed investment income--net ........................    $   9,049,814     $   6,648,364
                                                                                         ===============================

      See Notes to Financial Statements.


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                  For the Year Ended August 31,
                                                                           -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2003       2002       2001        2000       1999
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance++
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year .................    $   9.76   $   9.71   $   9.07    $   9.15   $  10.20
                                                                           -----------------------------------------------------
                   Investment income--net .............................         .72+       .69        .69         .70        .73
                   Realized and unrealized gain (loss) on
                   investments--net ...................................        (.26)       .02        .65        (.05)     (1.02)
                   Dividends to Preferred Stock shareholders
                   from investment income--net ........................        (.05)      (.07)      (.16)       (.18)      (.15)
                                                                           -----------------------------------------------------
                   Total from investment operations ...................         .41        .64       1.18         .47       (.44)
                                                                           -----------------------------------------------------
                   Less dividends to Common Stock shareholders:
                      Investment income--net ..........................        (.63)      (.59)      (.54)       (.55)      (.58)
                      In excess of realized gain on investments--net ..          --         --         --          --       (.03)
                                                                           -----------------------------------------------------
                   Total dividends to Common Stock shareholders .......        (.63)      (.59)      (.54)       (.55)      (.61)
                                                                           -----------------------------------------------------
                   Net asset value, end of year .......................    $   9.54   $   9.76   $   9.71    $   9.07   $   9.15
                                                                           =====================================================
                   Market price per share, end of year ................    $   8.80   $   9.11   $   9.30    $   8.25   $ 8.6875
                                                                           =====================================================
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on market price per share ....................        3.56%      4.55%     19.92%       1.75%     (7.44%)
                                                                           =====================================================
                   Based on net asset value per share .................        4.79%      7.28%     13.89%       6.21%     (4.42%)
                                                                           =====================================================
--------------------------------------------------------------------------------------------------------------------------------
Ratios Based on Average Net Assets of Common Stock
--------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement** .............         .95%       .95%       .98%       1.01%       .93%
                                                                           =====================================================
                   Total expenses** ...................................         .96%       .95%       .98%       1.01%       .93%
                                                                           =====================================================
                   Total investment income--net** .....................        7.33%      7.33%      7.37%       7.95%      7.26%
                                                                           =====================================================
                   Amount of dividends to Preferred Stock shareholders          .50%       .75%      1.70%       2.01%      1.46%
                                                                           =====================================================
                   Investment income--net, to Common Stock shareholders        6.83%      6.58%      5.67%       5.94%      5.80%
                                                                           =====================================================


16      MUNIVEST FUND, INC.                     AUGUST 31, 2003

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                                For the Year Ended August 31,
                                                                           -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2003      2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------------
Ratios Based on Average Net Assets of Common & Preferred Stock**
--------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement ...............         .65%       .65%       .66%        .67%       .64%
                                                                           =====================================================
                   Total expenses .....................................         .66%       .65%       .66%        .67%       .64%
                                                                           =====================================================
                   Total investment income--net .......................        5.03%      4.98%      4.98%       5.26%      5.01%
                                                                           =====================================================
--------------------------------------------------------------------------------------------------------------------------------
Ratios Based on Average Net Assets of Preferred Stock
--------------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders ..........        1.11%      1.59%      3.53%       3.93%      3.25%
                                                                           =====================================================
--------------------------------------------------------------------------------------------------------------------------------
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock,
                   end of year (in thousands) .........................    $585,022   $598,816   $595,908    $556,105   $561,373
                                                                           =====================================================
                   Preferred Stock outstanding, end of
                   year (in thousands) ................................    $275,000   $275,000   $275,000    $275,000   $275,000
                                                                           =====================================================
                   Portfolio turnover .................................       44.30%     74.00%     74.80%     121.76%    101.35%
                                                                           =====================================================
--------------------------------------------------------------------------------------------------------------------------------
Leverage
--------------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 ..........................    $  3,127   $  3,178   $  3,167    $  3,022   $  3,041
                                                                           =====================================================
--------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share on Preferred Stock Outstanding
--------------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net ...................    $    266   $    388   $    909    $  1,030   $    839
                                                                           =====================================================
                   Series B--Investment income--net ...................    $    278   $    394   $    923    $    991   $    815
                                                                           =====================================================
                   Series C--Investment income--net ...................    $    269   $    391   $    906    $    952   $    820
                                                                           =====================================================
                   Series D--Investment income--net ...................    $    306   $    445   $    877    $    978   $    802
                                                                           =====================================================
                   Series E--Investment income--net ...................    $    269   $    372   $    851    $    977   $    793
                                                                           =====================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform with current year presentation.

      See Notes to Financial Statements.


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price on the basis of yield equivalent as obtained by the Fund's pricing service from dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


18      MUNIVEST FUND, INC.                     AUGUST 31, 2003

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the sale of Preferred Stock. For the year ended August 31, 2003, FAM reimbursed the Fund in the amount of $33,163.

For the year ended August 31, 2003, the Fund reimbursed FAM $19,189 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2003 were $375,140,259 and $390,666,722, respectively.

Net realized gains (losses) for the year ended August 31, 2003 and net unrealized gains as of August 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                              Gains (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments .................        $ 12,262,110         $ 45,319,482
Financial futures contracts ...........          (6,587,105)                  --
Forward interest rate swaps ...........           2,588,896              481,537
                                               ---------------------------------
Total .................................        $  8,263,901         $ 45,801,019
                                               =================================

As of August 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $45,331,881, of which $52,334,923 related to appreciated securities and $7,003,042 related to depreciated securities. The aggregate cost of investments at August 31, 2003 for Federal income tax purposes was $801,892,544.

4. Capital Stock Transactions:

Common Stock

At August 31, 2003, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund with a par value of $.025 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The yields in effect at August 31, 2003 were as follows: Series A, .70%; Series B, .77%; Series C, .70%; Series D, .70%; and Series E, .80%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375% calculated on the proceeds of each auction. For the year ended August 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $240,542 as commissions.


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.053000 per share on September 29, 2003 to shareholders of record on September 16, 2003.

The tax character of distributions paid during the fiscal years ended August 31, 2003 and August 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2003           8/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $41,631,405         $40,441,404
                                                 -------------------------------
Total distributions ....................         $41,631,405         $40,441,404
                                                 ===============================

As of August 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net ....................        $  9,037,391
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           9,037,391
Capital loss carryforward ...............................         (26,099,945)*
Unrealized gains--net ...................................          30,747,683**
                                                                 ------------
Total accumulated earnings--net .........................        $ 13,685,129
                                                                 ============

* On August 31, 2003, the Fund had a net capital loss carryforward of $26,099,945, of which $8,420,062 expires in 2008 and $17,679,883 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


20      MUNIVEST FUND, INC.                     AUGUST 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of MuniVest Fund, Inc.

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 23, 2003


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of


22      MUNIVEST FUND, INC.                     AUGUST 31, 2003

Automatic Dividend Reinvestment Plan (concluded)

the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                            Position(s)  Length                                                         Fund Complex   Directorships
                            Held         of Time                                                        Overseen by    Held by
Name        Address & Age   with Fund    Served     Principal Occupation(s) During Past 5 Years         Director       Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011   President    1999 to    President and Chairman of Merrill Lynch Invest-     122 Funds      None
Glenn*      Princeton, NJ   and          present    ment Managers, L.P. ("MLIM")/Fund Asset             163 Portfolios
            08543-9011      Director     and        Management, L.P. ("FAM")--Advised Funds since
            Age: 62                      1988 to    1999; Chairman (Americas Region) of MLIM from
                                         present    2000 to 2002; Executive Vice President of MLIM
                                                    and FAM (which terms as used herein include
                                                    their corporate predecessors) from 1983 to 2002;
                                                    President of FAM Distributors, Inc. ("FAMD") from
                                                    1986 to 2002 and Director thereof from 1991 to
                                                    2002; Executive Vice President and Director of
                                                    Princeton Services, Inc. ("Princeton Services")
                                                    from 1993 to 2002; President of Princeton
                                                    Administrators, L.P. from 1989 to 2002; Director of
                                                    Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
               The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

------------------------------------------------------------------------------------------------------------------------------------
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095   Director     1988 to    Professor Emeritus of Finance, School of Business,  48 Funds       None
Forbes      Princeton, NJ                present    State University of New York at Albany since 2000   49 Portfolios
            08543-9095                              and Professor thereof from 1989 to 2000;
            Age: 62                                 International Consultant at the Urban Institute
                                                    from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095   Director     1993 to    Professor, Harvard Business School since 1989.      48 Funds       Unum
Montgomery  Princeton, NJ                present                                                        49 Portfolios  Provident
            08543-9095                                                                                                 Corporation;
            Age: 51                                                                                                    Newell
                                                                                                                       Rubbermaid,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.  P.O. Box 9095   Director     1990 to    Self-employed financial consultant since 1990.      48 Funds       None
Reilly      Princeton, NJ                present                                                        49 Portfolios
            08543-9095
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095   Director     1992 to    Founder and Director Emeritus of The Boston         48 Funds       None
Ryan        Princeton, NJ                present    University Center for the Advancement of            49 Portfolios
            08543-9095                              Ethics and Character; Professor of Education
            Age: 70                                 at Boston University from 1982 to 1999 and
                                                    Professor Emeritus thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095   Director     2000 to    President, Middle East Institute from 1995 to 2001; 48 Funds       None
Suddarth    Princeton, NJ                present    Foreign Service Officer, United States Foreign      49 Portfolios
            08543-9095                              Service from 1961 to 1995; Career Minister from
            Age: 68                                 1989 to 1995; Deputy Inspector General, U.S.
                                                    Department of State from 1991 to 1994; U.S.
                                                    Ambassador to the Hashemite Kingdom of Jordan
                                                    from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


24      MUNIVEST FUND, INC.                     AUGUST 31, 2003

Officers and Directors (unaudited) (concluded)

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                            Position(s)  Length                                                         Fund Complex   Directorships
                            Held         of Time                                                        Overseen by    Held by
Name        Address & Age   with Fund    Served     Principal Occupation(s) During Past 5 Years         Director       Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095   Director     1988 to    Dean Emeritus of New York University, Leonard       48 Funds       Bowne &
West        Princeton, NJ                present    N. Stern School of Business Administration          49 Portfolios  Co., Inc.;
            08543-9095                              since 1994.                                                        Vornado
            Age: 65                                                                                                    Realty Trust;
                                                                                                                       Vornado
                                                                                                                       Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095   Director     2000 to    Executive Vice President of The Prudential          48 Funds       None
Zinbarg     Princeton, NJ                present    Insurance Company of America from 1988 to 1994;     49 Portfolios
            08543-9095                              Former Director of Prudential Reinsurance Company
            Age: 68                                 and former Trustee of The Prudential Foundation;
                                                    Self-employed financial consultant since 1994.
            ------------------------------------------------------------------------------------------------------------------------
            *  The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                            Position(s)  Length
                            Held         of Time
Name        Address & Age   with Fund    Served*    Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011   Vice         1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke       Princeton, NJ   President    present    1999; Senior Vice President and Treasurer of Princeton Services since 1999;
            08543-9011      and          and 1999   Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43         Treasurer    to present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011   Senior Vice  2002 to    Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ   President    present    Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011   Senior Vice  2002 to    Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ   President    present    Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Fred K.     P.O. Box 9011   Vice         1990 to    Director (Municipal Tax-Exempt Fund Management) since 2000; Vice President of
Stuebe      Princeton, NJ   President    present    MLIM from 1994 to 2000.
            08543-9011
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011   Secretary    2002 to    Vice President of MLIM since 2002; Attorney with Reed Smith from 2001 to 2002;
Stewart     Princeton, NJ                present    Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol

MVF


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               25

[LOGO] Merrill Lynch Investment Managers

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniVest Fund, Inc. during the taxable year ended August 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of August 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               36.6%
AA/Aa ...................................................               21.5
A/A .....................................................               14.8
BBB/Baa .................................................               21.3
BB/Ba ...................................................                2.4
NR (Not Rated) ..........................................                3.4
--------------------------------------------------------------------------------


26      MUNIVEST FUND, INC.                     AUGUST 31, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIVEST FUND, INC.                     AUGUST 31, 2003               27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10787 -- 8/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniVest Fund, Inc.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund, Inc.

        Date: October 24, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund, Inc.

        Date: October 24, 2003


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniVest Fund, Inc.

        Date: October 24, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.